UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2017

GTT Communications, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Tysons One Place

Suite 1450

McLean, VA 22102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

We are filing this Current Report on Form 8-K/A as an amendment to the Current Report on Form 8-K we filed with the Securities and Exchange Commission on June 6, 2017 to announce the results of our Annual Meeting of Shareholders held on May 31, 2017.  This Amendment is being filed to disclose the final voting results received from American Stock Transfer, the independent inspector of elections for the Annual Meeting.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

At our 2017 Annual Meeting of Stockholders held on May 31, 2017, our stockholders voted on three proposals: (1) election of eight nominees set forth in the 2017 Proxy Statement to the Board of Directors, (2) approval of a non-binding advisory resolution approving the compensation of our named executive officers, and (3) to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2017.  At the close of business on April 17, 2017, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 41,160,514 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

The final vote tabulation for the proposals presented at the Annual Meeting, as received from American Stock Transfer in its capacity as the independent inspector of elections, is as follows:

The holders of 34,769,586 shares of our common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

1.              Election of Directors.  At the Annual Meeting, each of the persons identified below was re-elected as a director, with the final voting results as specified below.

Nominee for Director	Votes For	Votes Withheld	Broker-Non Votes

Richard D. Calder, Jr.	28,922,460	26,158	5,820,968

H. Brian Thompson	28,463,745	484,873	5,820,968

S. Joseph Bruno	28,922,861	25,757	5,820,968

Rhodric C. Hackman	27,458,330	1,490,288	5,820,968

Howard E. Janzen	27,983,691	964,927	5,820,968

Nick Adamo	27,983,691	964,927	5,820,968

Theodore B. Smith, III	27,983,634	964,984	5,820,968

Elizabeth Satin	28,922,886	25,732	5,820,968

2.              Advisory vote on executive compensation.  The stockholders approved on a non-binding advisory basis the compensation of our named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
28,263,133	642,106	43,379	5,820,968

3.              Ratification of independent registered public accounting firm.  The stockholders voted to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the current fiscal year ending December 31, 2017 by the vote set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
32,471,341	1,278,718	1,019,527	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTT COMMUNICATIONS, INC.

Dated: June 23, 2017	By:	/s/ Chris McKee
Chris McKee
General Counsel and Secretary